SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                         August 7, 2002 (July 31, 2002)



                            TORPEDO SPORTS USA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            333-48746                           87-0567853
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(State or other                  (Commission                    (I.R.S. Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)




                          2401 PGA Boulevard, Suite 190
                        Palm Beach Gardens, Florida 33410
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (561) 624-0885


                  --------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         (a) On July 31, 2002, the Board of Directors of Torpedo Sports USA, Inc. (the "Registrant") engaged the accounting firm of Horwath Gelfond Hochstadt Pangburn, P.C. as independent accountants for the Registrant for the newly adopted fiscal year ended July 31, 2002. Pritchett, Siler and Hardy, P.C. was dismissed effective July 31, 2002.

         (b) During the two most recent fiscal years ended December 31, 2001 and 2000, and interim periods subsequent to December 31, 2001, there have been no disagreements with Pritchett, Siler and Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         (c) Pritchett, Siler and Hardy, P.C.'s report on the financial statements for the years ended December 31, 2001 and 2000, contained a going concern emphasis paragraph, describing substantial doubt about the Registrant's ability to continue as a going concern. With the exception of the foregoing, the report of Pritchett, Siler and Hardy, P.C. containted no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         (d) The Registrant has requested that Pritchett, Siler and Hardy, P.C. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Pritchett, Siler and Hardy, P.C.'s letter to the SEC, dated August 7, 2002, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         16.1 Letter from Pritchett, Siler and Hardy, P.C. addressed to the Securities and Exchange Commission


ITEM 8.  CHANGE IN FISCAL YEAR

         In connection with the May 20, 2002 acquisition of Torpedo Sports USA, Inc. by eNutrition,Inc., the Registrant's board of directors elected on July 31, 2002 to retain the fiscal year end of Torpedo Sports USA, Inc.'s operating subsidiary, Torpedo Sports, Inc. (a July 31 fiscal year end). Thus, the fiscal year end of the Registrant was changed from December 31, to July 31. The Registrant will file a Form 10-KSB for the fiscal year ended July 31, 2002, within the prescribed time period after July 31, 2002.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TORPEDO SPORTS USA, INC.



Date: August 7, 2002                     By: /S/ BARRY S. HOLLANDER
                                             ---------------------------------
                                             Barry S. Hollander
                                             Chief Financial Officer



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